                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                    ----------------------------------


                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):    October 26, 1998
                                                           ----------------




                       Toyota Auto Lease Trust 1997-A
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)





    California                   333-26717                     33-0755530
-------------------           ----------------            -------------------
  (State or other               (Commission                  (IRS Employer
  jurisdiction of               File Number)              Identification No.)
   incorporation)




            Toyota Leasing, Inc.
         19001 South Western Avenue
            Torrance, California                                 90509
----------------------------------------------            -------------------
   (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:         (310) 787-1310
                                                          -------------------


                          Exhibit Index is on Page 2

                                 Page 1 of 3



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Item 2.  Acquisition or Disposition of Assets
                    ------------------------------------


Exhibit 20(b) provides supplemental information for the subsequent contracts acquired under the Toyota Auto Lease Trust 1997-A between April 1, 1998 and September 30, 1998, which in aggregate exceeded 10% of the Initial Aggregate Net Investment Value during the month of September 1998.

Item 5.  Other Events
  -------------

On October 26, 1998, interest collected during the preceding calendar month as provided for in the 1997-A Securitization Trust Agreement dated as of September 1, 1997 between Toyota Leasing, Inc. ("TLI"), as "Transferor", and U.S. Bank National Association ("USBNA"), as "Trustee", and the 1997-A SUBI Servicing Supplement to the Amended and Restated Trust and Servicing Agreement, dated October 1, 1996, among TMTT, Inc., as "Titling Trustee", Toyota Motor Credit Corporation ("TMCC"), as "Servicer", and USBNA, as "Trust Agent" (the "Agreements"), was allocated to the holders of certificates representing undivided fractional interests in the Toyota Auto Lease Trust 1997-A (the "Certificateholders"). In accordance with the Agreements, the Servicer's Certificate, as defined in the Agreements, was furnished to the Trustee for the benefit of the Certificateholders and was distributed by the Trustee to the Certificateholders. A copy of the Servicer's Certificate for the month of September 1998 is filed as Exhibit 20(a) to this Current Report on Form 8-K.



Item 7(c).  Exhibits

            Exhibit Number    Description
            --------------    -----------

                 20(a)        Servicer's Certificate for the month of
                              September, 1998.

                 20(b) Composition of Aggregate Revolving Period Subsequent Contracts Allocated between April 1, 1998 and September 30, 1998.















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                                 SIGNATURES
                                 ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             TOYOTA AUTO LEASE TRUST 1997-A

                             BY:  TOYOTA MOTOR CREDIT CORPORATION, AS SERVICER


Date:  November 9, 1998        By:          /S/ GREGORY B. WILLIS
       ----------------            -----------------------------------------
                                                Gregory B. Willis
                                   Vice President-Finance and Administration
                                           (Principal Accounting Officer)





































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